FOR IMMEDIATE RELEASE                                          www.quintiles.com

CONTACT:  Pat Grebe, Media Relations (media.info@quintiles.com)
          Greg Connors, Investor Relations (invest@quintiles.com)
          (919) 998 2000

        QUINTILES REPORTS 4TH QUARTER EPS OF $0.14 BEFORE ONE-TIME GAINS,
                          UP 56% FROM PREVIOUS QUARTER
          Achieves fifth consecutive quarter of higher operating income

RESEARCH TRIANGLE PARK, N.C. - January 23, 2002 - Quintiles Transnational Corp. (Nasdaq: QTRN) today announced financial results for the quarter and year ended Dec. 31, 2001. Earnings per share for fourth quarter 2001 were $0.14 on a diluted basis, a 56% increase from the previous quarter's reported earnings per share of $0.09, excluding non-recurring events. First Call's consensus estimate for fourth quarter 2001 earnings per share was $0.11. Income from operations, excluding non-recurring events, was $18.6 million vs. $11.7 million for the previous quarter, a 59% increase. Net income for the quarter was $17 million, a 64% increase from the previous quarter's net income of $10.4 million, excluding non-recurring events. Net revenue for the quarter was $404 million, compared to $407 million for third quarter 2001. Non-recurring events included restructuring charges, write-off of goodwill and other assets, disposal of business and WebMD-related transactions. Please refer to the attached financial tables for further details.

On a generally accepted accounting principles basis, earnings per share, on a diluted basis, for fourth quarter 2001 were $0.60 compared to $0.06 for the same quarter in the prior year. Income from operations was $94.8 million compared to $3.9 million for fourth quarter 2000. Net income was $72.6 million compared to $6.6 million for the same quarter in the prior year.

For the year, on a generally accepted accounting principles basis, income from operations for 2001 was $48.2 million vs. a loss from operations of $68.2 million for 2000. Net income for 2001 was a loss of $33.8 million or $0.29 per share compared to net income of $418.9 million or $3.61 per share for 2000.

"I'm extremely pleased to have exceeded analysts' consensus expectations for EPS for the quarter and to have achieved our fifth straight quarter of increasing income from operations before non-recurring events," said Quintiles Transnational Chief Executive Officer Pam Kirby, Ph.D. "Our sequential growth in EPS and year-over-year growth in income from operations show that our efforts to increase efficiency are proving successful. At our annual Investor Conference last month, I discussed our corporate-wide focus on three key areas - quality, efficiency and innovation. I believe these results reflect our ability to deliver high-quality services to customers with greater efficiency, and our unique capabilities to help customers solve major corporate challenges.

"I am also pleased that we have achieved a record-breaking quarter of $145 million in cash provided by operations. Our balance sheet continues to be strong with $602 million in cash and investments and only $38 million of debt. This positions us well to continue to implement our strategy of innovative partnering led by our PharmaBio group."

Quintiles' strategic investment group, PharmaBio Development, continued to facilitate commercialization and product development agreements during the fourth quarter, including a U.S. sales and marketing alliance with Discovery Laboratories to commercialize Discovery's Surfaxin(R) product, now in Phase III clinical trials for the treatment of respiratory ailments in newborns. PharmaBio Development also acquired the North America license to market and sell Solaraze(R), a topical gel approved by the U.S. Food and Drug Administration for the treatment of actinic keratosis, a pre-cancerous skin condition linked to over-exposure to the sun. Solaraze is being launched across the United States this month.

Net new business in the second half of 2001 was $903.2 million, of which $32.2 million was internal backlog for services. Net new business in the second half of 2001 increased 37% compared with the six-month period ending Dec. 31, 2000, resulting in a backlog at Dec. 31, 2001, of approximately $2 billion. New business backlog does not include future revenues related to commercial rights from Quintiles' partnering relationships. In other fourth quarter developments, Quintiles Transnational repurchased 1.18 million shares of its common stock for an aggregate price of approximately $18.9 million as part of its previously announced stock repurchase program.

Supplemental financial information is available now under "Additional Financials" in the Investors section of Quintiles' Web site, http://www.quintiles.com/corporate_info/investors/additional_financials.

Quintiles Transnational's fourth quarter and full year 2001 financial briefing will be held at 11 a.m. EST on Thursday, Jan. 24, and will be broadcast live over the Web. Interested parties can access the webcast at http://www.quintiles.com/corporate_info/broadcast_center. Additionally, a replay of the webcast will be available via the same link about two hours after completion of the call. The replay will be available through 5 p.m. EST, Friday, Feb. 8, 2002.

Quintiles Transnational is the world's leading provider of information, technology and services to help bring new medicines to patients faster and improve healthcare. Headquartered near Research Triangle Park, North Carolina, Quintiles Transnational is a member of the S&P 500 and Fortune 1000. For more information visit the company's Web site at www.quintiles.com.

The schedule attached to this release is an integral part of this release. Information in this press release contains "forward-looking statements" about Quintiles. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the risk the market for our products and services will not grow as we expect, the risk that our PharmaBio transactions will not generate revenues or profit at the rate or levels we anticipate, the risk that our uses of cash will not yield the intended results, our ability to efficiently distribute backlog among project management groups and match demand to resources, actual operating performance, the actual savings and operating improvements resulting from the restructuring, the ability to maintain large customer contracts or to enter into new contracts, changes in trends in the pharmaceutical industry, and the ability to operate successfully in new lines of business. Our data products business remains subject to state and federal regulations, and contracts with data vendors, including the data contract with WebMD, which terminates Feb. 28, 2002. Additional factors that could cause actual results to differ materially are discussed in the company's recent filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K, its Form 8-Ks, and its other periodic reports, including Form 10-Qs.

                                      # # #

SCHEDULE 1 OF 6
Condensed Consolidated Statements of Income
(Unaudited)

                                                                    Three Months Ended December 31  Twelve Months Ended December 31
                                                                        2001             2000             2001            2000
--------------------------------------------------------------------------------------------------  -------------------------------
In thousands, except per share data
Net revenue                                                           $403,999         $409,614       $1,619,872       $1,659,910

Costs and expenses:
     Direct                                                            231,889          237,908          956,748          993,795
     General and administrative                                        128,545          144,033          520,753          565,801
     Depreciation and amortization                                      24,960           23,762           96,103           92,567
     Restructuring                                                           0                0           54,169           58,592
     Write-off of goodwill and other assets                              7,002                0           27,122                0
     Disposal of business                                                    0                0                0           17,325
     Settlement of litigation                                          (83,200)               0          (83,200)               0
--------------------------------------------------------------------------------------------------  -------------------------------
Total costs and expenses                                               309,196          405,703        1,571,695        1,728,080
--------------------------------------------------------------------------------------------------  -------------------------------
Income (loss) from operations                                           94,803            3,911           48,177          (68,170)

Impairment of investments                                               (2,967)          (5,466)        (348,015)          (5,466)
Gain on investments, net                                                16,865            4,658           21,159            6,045
Other income, net                                                        1,342            6,810           16,183           16,586
--------------------------------------------------------------------------------------------------  -------------------------------
Total other income (expense)                                            15,240            6,002         (310,673)          17,165
--------------------------------------------------------------------------------------------------  -------------------------------

Income (loss) before income taxes                                      110,043            9,913         (262,496)         (51,005)
Income taxes  expense (benefit)                                         37,470            3,271          (86,623)         (16,831)
--------------------------------------------------------------------------------------------------  -------------------------------

Income (loss) from continuing operations                                72,573            6,642         (175,873)         (34,174)

Income from discontinued operation, net of taxes                             0                0                0           16,770
Extraordinary gain from sale of discontinued operation, net of taxes         0                0          142,030          436,327
--------------------------------------------------------------------------------------------------  -------------------------------

Net income (loss)                                                      $72,573           $6,642         ($33,843)        $418,923
--------------------------------------------------------------------------------------------------  -------------------------------

Basic net income (loss) per share:
     Income (loss) from continuing operations                            $0.61            $0.06           ($1.49)          ($0.29)
     Income from discontinued operation                                  $0.00            $0.00            $0.00            $0.14
     Extraordinary gain from sale of discontinued operation              $0.00            $0.00            $1.20            $3.76
                                                                    ------------------------------  -------------------------------
     Basic net income (loss) per share                                   $0.61            $0.06           ($0.29)           $3.61
                                                                    ==============================  ===============================

Diluted net income (loss) per share:
     Income (loss) from continuing operations                            $0.60            $0.06           ($1.49)          ($0.29)
     Income from discontinued operation                                  $0.00            $0.00            $0.00            $0.14
     Extraordinary gain from sale of discontinued operation              $0.00            $0.00            $1.20            $3.76
                                                                    ------------------------------  -------------------------------
     Diluted net income (loss) per share                                 $0.60            $0.06           ($0.29)           $3.61
--------------------------------------------------------------------------------------------------  -------------------------------


Shares used in computing net income (loss) per share:
          Basic                                                        119,500          115,507          118,223          115,968
          Diluted                                                      120,964          118,248          118,223          115,968

Consolidated Balance Sheet Data
(Unaudited)

                                                                    December 31,      December 31,
                                                                        2001              2000
--------------------------------------------------------------------------------------------------
In millions

Cash, cash equivalents and debt investments                               $602             $438
Investments in marketable equity securities                                 78              384
Working capital                                                            615              309
Total assets                                                             1,948            1,962
Debt including current portion                                              38               39
Shareholders' equity                                                     1,455            1,405
--------------------------------------------------------------------------------------------------

SCHEDULE 2 OF 6
Proforma Condensed Consolidated Statements of Income*
(Unaudited)

                                                                    Three Months Ended December 31  Twelve Months Ended December 31
                                                                        2001             2000             2001            2000
--------------------------------------------------------------------------------------------------  -------------------------------
In thousands, except per share data
Net revenue                                                           $403,999         $409,614       $1,619,872       $1,659,910

Costs and expenses:
     Direct                                                            231,889          237,908          956,748          993,795
     General and administrative                                        128,545          144,033          520,753          565,801
     Depreciation and amortization                                      24,960           23,762           96,103           92,567
--------------------------------------------------------------------------------------------------  -------------------------------
Total costs and expenses                                               385,394          405,703        1,573,604        1,652,163
--------------------------------------------------------------------------------------------------  --------------------------------
Income (loss) from operations                                           18,605            3,911           46,268            7,747

Impairment of investments                                               (2,967)          (5,466)         (13,992)          (5,466)
Gain on investments, net                                                 8,395            4,658           12,689            6,045
Other income, net                                                        1,342            6,810           16,183           16,586
--------------------------------------------------------------------------------------------------  -------------------------------
Total other income (expense)                                             6,770            6,002           14,880           17,165
--------------------------------------------------------------------------------------------------  -------------------------------

Income (loss) before income taxes                                       25,375            9,913           61,148           24,912
Income taxes  expense (benefit)                                          8,385            3,271           20,189            8,220
--------------------------------------------------------------------------------------------------  -------------------------------

Income (loss) from continuing operations                                16,990            6,642           40,959           16,692
Income from discontinued operation, net of income taxes                      0                0                0           16,770
--------------------------------------------------------------------------------------------------  -------------------------------

Net income                                                             $16,990           $6,642          $40,959          $33,462
--------------------------------------------------------------------------------------------------  -------------------------------

Basic net income per share:
     Income from continuing operations                                   $0.14            $0.06            $0.35            $0.14
     Income from discontinued operation                                  $0.00            $0.00            $0.00            $0.14
                                                                    -------------   --------------    -------------   -------------
     Basic net income per share                                          $0.14            $0.06            $0.35            $0.29
                                                                    =============   ==============    =============   =============

Diluted net income per share:
     Income from continuing operations                                   $0.14            $0.06            $0.35            $0.14
     Income from discontinued operation                                  $0.00            $0.00            $0.00            $0.14
                                                                    -------------   --------------    -------------   -------------
     Diluted net income  per share                                       $0.14            $0.06            $0.35            $0.29
--------------------------------------------------------------------------------------------------  -------------------------------


Shares used in computing net income per share:
      Basic                                                            119,500          115,507          118,223          115,968
      Diluted                                                          120,964          118,248          118,223          115,968

* Proforma results exclude restructuring charges, write-off of goodwill and other assets, disposal of business and WebMD Corporation related transactions which include: gain from settlement of litigation including sale of WebMD common stock, impairment of investment in WebMD common stock and gain on sale of discontinued operation.

SCHEDULE 3 OF 6
Condensed Consolidated Statements of Income Reconciliation
For the three months ended December 31, 2001
(Unaudited)

                                                                            As
                                                                         Reported            Adjustments           Proforma*
-----------------------------------------------------------------------------------------------------------------------------
In thousands, except per share data
Net revenue                                                              $403,999                     $0            $403,999

Costs and expenses:
     Direct                                                               231,889                      0             231,889
     General and administrative                                           128,545                      0             128,545
     Depreciation and amortization                                         24,960                      0              24,960
     Restructuring                                                              0                      0                   0
     Write-off of goodwill and other assets                                 7,002                  7,002                   0
     Disposal of business                                                       0                      0                   0
     Settlement of litigation                                             (83,200)               (83,200)                  0
-----------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                                  309,196                (76,198)            385,394
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations                                              94,803                 76,198              18,605

Impairment of investments                                                  (2,967)                     0              (2,967)
Gain on investments, net                                                   16,865                  8,470               8,395
Other income, net                                                           1,342                      0               1,342
-----------------------------------------------------------------------------------------------------------------------------
Total other income (expense)                                               15,240                  8,470               6,770
-----------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                                         110,043                 84,668              25,375
Income taxes  expense (benefit)                                            37,470                 29,085               8,385
-----------------------------------------------------------------------------------------------------------------------------

Income (loss) from continuing operations                                   72,573                 55,583              16,990

Income from discontinued operation, net of taxes                                0                      0                   0
Extraordinary gain from sale of discontinued operation, net of taxes            0                      0                   0
-----------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                                         $72,573                $55,583             $16,990
-----------------------------------------------------------------------------------------------------------------------------

Basic net income (loss) per share:
     Income (loss) from continuing operations                               $0.61                                      $0.14
     Income from discontinued operation                                     $0.00                                      $0.00
     Extraordinary gain from sale of discontinued operation                 $0.00                                      $0.00
                                                                    --------------                             --------------
     Basic net income (loss) per share                                      $0.61                                      $0.14
                                                                    ==============                             ==============

Diluted net income (loss) per share:
     Income (loss) from continuing operations                               $0.60                                      $0.14
     Income from discontinued operation                                     $0.00                                      $0.00
     Extraordinary gain from sale of discontinued operation                 $0.00                                      $0.00
                                                                    --------------                             --------------
     Diluted net income (loss) per share                                    $0.60                                      $0.14
----------------------------------------------------------------------------------                             --------------


Shares used in computing net income (loss) per share:
          Basic                                                           119,500                                    119,500
          Diluted                                                         120,964                                    120,964

* Proforma results exclude restructuring charges, write-off of goodwill and other assets, disposal of business and WebMD Corporation related transactions which include: gain from settlement of litigation including sale of WebMD common stock, impairment of investment in WebMD common stock and gain on sale of discontinued operation.

SCHEDULE 4 OF 6
Condensed Consolidated Statements of Income Reconciliation
For the twelve months ended December 31, 2001
(Unaudited)

                                                                             As
                                                                         Reported           Adjustments           Proforma*
----------------------------------------------------------------------------------------------------------------------------
In thousands, except per share data
Net revenue                                                            $1,619,872                    $0          $1,619,872

Costs and expenses:
     Direct                                                               956,748                     0             956,748
     General and administrative                                           520,753                     0             520,753
     Depreciation and amortization                                         96,103                     0              96,103
     Restructuring                                                         54,169                54,169                   0
     Write-off of goodwill and other assets                                27,122                27,122                   0
     Disposal of business                                                       0                     0                   0
     Settlement of litigation                                             (83,200)              (83,200)                  0
----------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                                1,571,695                (1,909)          1,573,604
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations                                              48,177                 1,909              46,268

Impairment of investments                                                (348,015)             (334,023)            (13,992)
Gain on investments, net                                                   21,159                 8,470              12,689
Other income, net                                                          16,183                     0              16,183
----------------------------------------------------------------------------------------------------------------------------
Total other income (expense)                                             (310,673)             (325,553)             14,880
----------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                                        (262,496)             (323,644)             61,148
Income taxes  expense (benefit)                                           (86,623)             (106,812)             20,189
----------------------------------------------------------------------------------------------------------------------------

Income (loss) from continuing operations                                 (175,873)             (216,832)             40,959

Income from discontinued operation, net of taxes                                0                     0                   0
Extraordinary gain from sale of discontinued operation, net of taxes      142,030               142,030                   0
----------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                                        ($33,843)             ($74,802)            $40,959
----------------------------------------------------------------------------------------------------------------------------

Basic net income (loss) per share:
     Income (loss) from continuing operations                              ($1.49)                                    $0.35
     Income from discontinued operation                                     $0.00                                     $0.00
     Extraordinary gain from sale of discontinued operation                 $1.20                                     $0.00
                                                                    --------------                           ---------------
     Basic net income (loss) per share                                     ($0.29)                                    $0.35
                                                                    ==============                           ===============

Diluted net income (loss) per share:
     Income (loss) from continuing operations                              ($1.49)                                    $0.35
     Income from discontinued operation                                     $0.00                                     $0.00
     Extraordinary gain from sale of discontinued operation                 $1.20                                     $0.00
                                                                    --------------                           ---------------
     Diluted net income (loss) per share                                   ($0.29)                                    $0.35
----------------------------------------------------------------------------------                           ---------------


Shares used in computing net income (loss) per share:
          Basic                                                           118,223                                   118,223
          Diluted                                                         118,223                                   118,223

* Proforma results exclude restructuring charges, write-off of goodwill and other assets, disposal of business and WebMD Corporation related transactions which include: gain from settlement of litigation including sale of WebMD common stock, impairment of investment in WebMD common stock and gain on sale of discontinued operation.

SCHEDULE 5 OF 6
Condensed Consolidated Statements of Income Reconciliation
For the three months ended December 31, 2000
(Unaudited)

                                                                            As
                                                                         Reported           Adjustments           Proforma*
----------------------------------------------------------------------------------------------------------------------------
In thousands, except per share data
Net revenue                                                              $409,614                    $0            $409,614

Costs and expenses:
     Direct                                                               237,908                     0             237,908
     General and administrative                                           144,033                     0             144,033
     Depreciation and amortization                                         23,762                     0              23,762
     Restructuring                                                              0                     0                   0
     Write-off of goodwill and other assets                                     0                     0                   0
     Disposal of business                                                       0                     0                   0
     Settlement of litigation                                                   0                     0                   0
----------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                                  405,703                     0             405,703
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations                                               3,911                     0               3,911

Impairment of investments                                                  (5,466)                    0              (5,466)
Gain on investments, net                                                    4,658                     0               4,658
Other income, net                                                           6,810                     0               6,810
----------------------------------------------------------------------------------------------------------------------------
Total other income (expense)                                                6,002                     0               6,002
----------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                                           9,913                     0               9,913
Income taxes  expense (benefit)                                             3,271                     0               3,271
----------------------------------------------------------------------------------------------------------------------------

Income (loss) from continuing operations                                    6,642                     0               6,642

Income from discontinued operation, net of taxes                                0                     0                   0
Extraordinary gain from sale of discontinued operation, net of taxes            0                     0                   0
----------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                                          $6,642                    $0              $6,642
----------------------------------------------------------------------------------------------------------------------------

Basic net income (loss) per share:
     Income (loss) from continuing operations                               $0.06                                     $0.06
     Income from discontinued operation                                     $0.00                                     $0.00
     Extraordinary gain from sale of discontinued operation                 $0.00                                     $0.00
                                                                    --------------                           ---------------
     Basic net income (loss) per share                                      $0.06                                     $0.06
                                                                    ==============                           ===============

Diluted net income (loss) per share:
     Income (loss) from continuing operations                               $0.06                                     $0.06
     Income from discontinued operation                                     $0.00                                     $0.00
     Extraordinary gain from sale of discontinued operation                 $0.00                                     $0.00
                                                                    --------------                           ---------------
     Diluted net income (loss) per share                                    $0.06                                     $0.06
----------------------------------------------------------------------------------                           ---------------


Shares used in computing net income (loss) per share:
          Basic                                                           115,507                                   115,507
          Diluted                                                         118,248                                   118,248

* Proforma results exclude restructuring charges, write-off of goodwill and other assets, disposal of business and WebMD Corporation related transactions which include: gain from settlement of litigation including sale of WebMD common stock, impairment of investment in WebMD common stock and gain on sale of discontinued operation.

SCHEDULE 6 OF 6
Condensed Consolidated Statements of Income Reconciliation
For the twelve months ended December 31, 2000
(Unaudited)

                                                                            As
                                                                         Reported           Adjustments           Proforma*
----------------------------------------------------------------------------------------------------------------------------
In thousands, except per share data
Net revenue                                                            $1,659,910                    $0          $1,659,910

Costs and expenses:
     Direct                                                               993,795                     0             993,795
     General and administrative                                           565,801                     0             565,801
     Depreciation and amortization                                         92,567                     0              92,567
     Restructuring                                                         58,592                58,592                   0
     Write-off of goodwill and other assets                                     0                     0                   0
     Disposal of business                                                  17,325                17,325                   0
     Settlement of litigation                                                   0                     0                   0
----------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                                1,728,080                75,917           1,652,163
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations                                             (68,170)              (75,917)              7,747

Impairment of investments                                                  (5,466)                    0              (5,466)
Gain on investments, net                                                    6,045                     0               6,045
Other income, net                                                          16,586                     0              16,586
----------------------------------------------------------------------------------------------------------------------------
Total other income (expense)                                               17,165                     0              17,165
----------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                                         (51,005)              (75,917)             24,912
Income taxes  expense (benefit)                                           (16,831)              (25,051)              8,220
----------------------------------------------------------------------------------------------------------------------------

Income (loss) from continuing operations                                  (34,174)              (50,866)             16,692

Income from discontinued operation, net of taxes                           16,770                     0              16,770
Extraordinary gain from sale of discontinued operation, net of taxes      436,327               436,327                   0
----------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                                        $418,923              $385,461             $33,462
----------------------------------------------------------------------------------------------------------------------------

Basic net income (loss) per share:
     Income (loss) from continuing operations                              ($0.29)                                    $0.14
     Income from discontinued operation                                     $0.14                                     $0.14
     Extraordinary gain from sale of discontinued operation                 $3.76                                     $0.00
                                                                    --------------                           ---------------
     Basic net income (loss) per share                                      $3.61                                     $0.29
                                                                    ==============                           ===============

Diluted net income (loss) per share:
     Income (loss) from continuing operations                              ($0.29)                                    $0.14
     Income from discontinued operation                                     $0.14                                     $0.14
     Extraordinary gain from sale of discontinued operation                 $3.76                                     $0.00
                                                                    --------------                           ---------------
     Diluted net income (loss) per share                                    $3.61                                     $0.29
----------------------------------------------------------------------------------                           ---------------


Shares used in computing net income (loss) per share:
          Basic                                                           115,968                                   115,968
          Diluted                                                         115,968                                   115,968

* Proforma results exclude restructuring charges, write-off of goodwill and other assets, disposal of business and WebMD Corporation related transactions which include: gain from settlement of litigation including sale of WebMD common stock, impairment of investment in WebMD common stock and gain on sale of discontinued operation.